                                                                  Exhibit 10.6


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AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT OF CONTRACT
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------------------------
CONTRACT ID CODE
------------------------

--------------
PAGE OF PAGES
 1       6
--------------

------------------------------
2. AMENDMENT, MODIFICATION NO.
       F00001
------------------------------

------------------
3. EFFECTIVE DATE
         09/08/97
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------------------------------------
4. REQUISITION/PURCHASE REG. NO.
         DP2/00007/97
------------------------------------

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5. ISSUED BY                           CODE    HHQ-402
                                               --------------------
           Virginia Contracting Activity
           P.O. Box 46563
           Washington, DC 20050-6563

           IDA LOGSDOM                     S14 (202)2318290
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-------------------------------
6. PROJECT NO. If applicable;
-------------------------------

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7. ADMINISTERED BY (If other than Item B)            CODE
                                                             S2404A
                                                           ---------
            DCMC Baltimore
            ATTN:  Chesapeake
            200 Towsontown Blvd., West
            Towson, MD  21204-5299
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8. NAME AND ADDRESS OR CONTRACTOR (No., street, county, State and ZIP Code)
   Vendor ID:  00012508

            DUNN COMPUTER CORPORATION
            1306 SQUIRE COURT
            STERLING VA 20166
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--
00
--

---------------------------------
9A. AMENDMENT OF SOLICITATION NO.

---------------------------------

---------------------------------
9B. DATED (SEE ITEM 11)

---------------------------------

---
X
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-----------------------------------------
10A. MODIFICATION OF CONTRACT/ORDER NO.
    MDA908-97-D-0016
-----------------------------------------
-----------------------------------------
10B. DATED (SEE ITEM 13)
    04/23/97
-----------------------------------------

------------------------
CODE     OJLPO
------------------------

------------------------
FACILITY CODE
------------------------

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           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
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/ / The above numbered solicitation is amended as set forth in Item 14. The hour and data specified for receipt of Offers / / is extended, / / is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ____ copies of the amendment:
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO
BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE
HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. ACCOUNTING AND APPROPRIATION DATA (if required)
                                      NONE
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         13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
              IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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      A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE
(X)      CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
         ITEM 10A.
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(X)   B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
         ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc;
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      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

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      D. OTHER (Specify type of modification and authority)

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 E. IMPORTANT:  Contractor /x/ is not,  / / is required to sign this document and return ___ copies to the
                                           issuing office.
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14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


            THE PURPOSE OF MODIFICATION IS AS FOLLOWS. (SEE PAGE 2)


Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
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15A. NAME AND TITLE OF SIGNER (Type or print)

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16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
  JAMES K. DASHIELL                    003           (202) 231-2931
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16B. CONTRACTOR/OFFEROR
     /s/ Claudia Dunne
     ----------------------------------------
     (Signature of person authorized to sign)
-------------------------------------------------------------------------------

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16C. DATE SIGNED
9-17-97
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16B UNITED STATES OF AMERICA
    BY /s/ James K. Dashiell
       ----------------------------------
       (Signature of Contracting Officer)
-------------------------------------------------------------------------------

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16C DATE SIGNED
9-17-97
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NSN 7540-01-152-8070                             STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                        Prescribed by
                                    00-105       FAR (48 CPR)53.243

1. Addendum A. Page 4, clause 52.999-1030, PURCHASING OFFICE REPRESENTATIVES is hereby changed to read as follows:

       a. Contracting Officer:            James K. Dashiell
              Office Symbol:              DIA/DAP-2
              Telephone
                    (1) Commercial        202-231-2947
                    (2) DSN:              428-2947
                    (3) FAX               202-231-2831

        b. Purchasing Agent:              Pamela Gardner
          (Communications Components)
              Office Symbol:              DIA/DAP-2
              Telephone
                    (1) Commercial        202-231-8961
                    (2) DSN:              428-8691
                    (3) FAX               202-231-2831

        c. Contract Specialist            Rachel McIntyre
          (TEMPEST Equipment)
               Office Symbol:             DIA/DAP-2
               Telephone
                    (1) Commercial        202-231-2826
                    (2) DSN:              428-2826
                    (3) FAX               202-231-2831

        d. Contract Specialist            Beverly Soper
          (UNIX Based Systems)
               Office Symbol:             DIA/DAP-2
               Telephone
                    (1) Commercial        202-231-2827
                    (2) DSN:              428-2827
                    (3) FAX               202-231-2831


        e. Contract Specialist            Ida Logsdon
          (PC-Base Systems)
               Office Symbol:             DIA/DAP-2
               Telephone
                    (1) Commercial        202-231-8290
                    (2) DSN:              428-8290
                    (3) FAX               202-231-2831

        f. Contract Specialist            Janet Ragin
          (Peripherals)
               Office Symbol:             DIA/DAP-2
               Telephone
                    (1) Commercial        202-231-2849
                    (2) DSN:              428-2849
                    (3) FAX               202-231-2831

        g. Contract Specialist            Doris Hall
          (Specialized Systems)
               Office Symbol:             DIA/DAP-2
               Telephone
                    (1) Commercial        202-231-8421
                    (2) DSN:              428-8421

        h. Contracting Officer's Representative:    Paul G. Watson
          (Communication Components)
               Office Symbol:             DIA/DSAQC
               Telephone
                    (1) Commercial        202-231-4458
                    (2) DSN:              428-4458
                    (3) E-Mail            AQwatpg@dia.mil
                    (4) FAX               202-231-8923

        i. Contracting Officer's Representative:    Louvenia Kelly
          (TEMPEST IT Equipment)
          (PC-Based Systems)
               Office Symbol:             DIA/DSAQC
               Telephone
                    (1) Commercial        202-231-4863
                    (2) DSN:              428-4863
                    (3) E-MAIL            AQkellc@dia.mil
                    (4) FAX               202-231-8923

        j. Contracting Officer's Representative:    R. Frederick Scheiter
          (UNIX Based Systems)
               Office Symbol:             DIA\DSAQC
               Telephone
                    (1) Commercial        202-231-8873
                    (2) DSN:              428-8873
                    (3) E-MAIL            AQschrf@dia.mil
                    (4) FAX               202-231-8924

        k. Contracting Officer's Representative:    David S. Campbell
          (Peripherals)
          (Specialized Systems)
               Officer Symbol:              DIA\DSAQC
               Telephone
                    (1) Commercial        202-231-8871
                    (2) DSN:              428-8871
                    (3) E-MAIL            AQcamds@dia.mil
                    (4) FAX               202-231-8924


2. Addendum A, Page 10, the following clause is hereby added:

52.247-48--F.O.B. Destination-Evidence of Shipment (Jul 1995)

(a) If this contract is awarded on an f.o.b. destination basis and if transportation is accomplished by--

    (1) Common carrier, the Contractor agrees to furnish in support of the Contractor's invoice, a copy of the signed commercial bill of lading indicating the carrier's receipt of the supplies covered by the invoice for transportation to the destination specified in the contract;

    (2) Parcel post, the Contractor agrees to furnish a certificate of mailing with the Contractor's invoice; and

    (3) Other than common carrier or parcel post, the Contractor agrees to attach to the Contractor invoice a receipted copy of the appropriate delivery document showing receipt at the destination specified in the contract.

(b) Electronic transmission of the information required by paragraph (a) of this clause is acceptable.

(End of Clause)

3. Addendum B, page 15, paragraph 20, ESTIMATED ANNUAL SHIPPING VALUES. The second sentence is hereby added to read:

Table 2 below depicts the estimated annual value for all contracts in each Requirements Area (RA). The combined estimated annual value of all contracts issued for a specific Requirements Area (RA) will not exceed the estimated value shown in block 26 of each contract (Standard Form 1449). As requirements are competed among the contractors within each RA, the Contracting Officer shall monitor and report actual Delivery Order expenditures cumulatively to ensure that the estimated RA value is not exceeded.

                       Table 2. Estimated Annual Values

      Requirements Area       Number of Contracts       Estimated Annual Value
--------------------------  -------------------------  -------------------------

UNIX-Based Systems                      4                    $44,000,000
Specialized Systems                     4                    $ 7,000,000

PC-Based Systems                        6                    $12,000,000
Peripherals                             3                    $ 5,000,000
Communications Components               5                    $12,500,000
Tempest and Zoned Equipment             3                    $21,000,000

4. Addendum B, page 15, paragraph 19, COMPETITION OF REQUIREMENTS AT THE DELIVERY ORDER LEVEL. FAR 15.505(b)(2) is changed to read FAR 16.505(b)(2).

5. Addendum B, page 15 and 16, paragraph 21, PRODUCT TABLE MAINTENANCE. Change second and last sentence to read as follows:

For all Requirements Areas (RA) except "bundled systems" and "Assistive Devices", only those products listed in the Contractor's Product Table can be offered in response to a Government issued Request For Quote.

The Contractor shall provide the Contracting Officer softcopy of the revised Product Table changes made within 5 working days after it is posted to the company's Internet Homepage.

6. The following changes are made to the Statement of Work (SOW):

      Attachment A, page 21, add paragraph 6c, Specialized Bundled Systems to the Statement of Work.

   6.c. Specialized Bundled Systems

      A requirement exist to ensure that specialized IT capabilities can be rapidly acquired, configured fielded and connected to supporting and supported databases worldwide. This is accomplished by integration and fielding of specialized systems in response to specific requirements. The hardware components/peripherals of these specialized systems (a combination of Government supplied and commercial hardware/software) will typically be a combination of UNIX, PC, communications, and peripheral components. Such a bundle is defined where there is not a preponderance of one component such that the requirement could be satisfied by a bundled UNIX or PC system. When the Government orders a bundled specialized system, the Contractor shall acquire, assemble, integrate, deliver, install and provide on-site support for the system in as specified in an appropriate Order for Commercial Items
(SF 1449). During the contract period, integrated specialized systems requirements will be identified by the Government: in this event, the Contractor will propose appropriate technology updates to satisfy the requirement. The Government anticipates using product number (2050 and 2200, Specialized Bundled Systems) to order fully integrated systems consisting of a combination of components (UNIX, PC, communications & peripherals) not otherwise wholly supported by any other Requirements Area. The Government will provide full details of the required configurations as part of the Order For Commercial Items (SF

1449). Contractors will be then given the opportunity to discuss the details of these configurations with Government representatives prior to responding to the request for quote. The systems may be any combination of Government Furnished Equipment (GFE) hardware or software and commercial equipment which must be provided by the Contractor. The contractor will be expected to acquire (if necessary) and integrate the components and provide a fully operational system.

7. ATTACHMENT D, THE CONTACT MANAGEMENT PLAN incorporated in the basic contract is hereby deleted in its entirety and substituted with a new Contract Management Plan (CMP) and Contractor Performance Evaluation Plan
(CPEP) dated 3 Sep 97.

8. ATTACHMENT E, SASS Hardware II CONTRACTOR PERFORMANCE EVALUATION PLAN,
(CPEP) incorporated in the basic contract is hereby deleted in its entirety.

9. "The Government shall maintain a list of activities to which ordering authority has been delegated on the Virginia Contracting Activity (VaCa) Internet Homepage. The Contractor shall not accept a Delivery Order from ordering activities other than those DOAs listed on the VaCA Internet Homepage.

10. ALL INVOICES FOR PAYMENT SHALL BE MAILED TO THE ADDRESS SHOWN IN BLOCK 18a OF BASIC CONTRACT.

11. DD-254, page 2 dated 17 Jan 97 is hereby replaced with a new DD-254 dated 18 Jun 97.

12. Discount Terms for all Delivery Orders will be NET 30 unless otherwise specified in block 12 of the Standard Form 1449.

13. INSPECTION AND ACCEPTANCE: Inspection and acceptance will be at source for all Delivery Orders. (See block 20 of each Delivery Order).

14. All shipments will be F.O.B. Destination. (See block 20 of each Delivery Order).

15. CONTRACTOR RESPONSES TO REQUESTS FOR QUOTATION (RFQ) ARE DUE WITHIN 5 DAYS AFTER RECEIPT UNLESS OTHERWISE SPECIFIED IN THE RFQ.

16. All other terms and conditions remain the same.

                  Systems Acquisition and Support Services



                                   (SASS)


                                 Hardware II


                        Contract Management Plan (CMP)
                                      And
                   Contractor Performance Evaluation Plan
                                    (CPEP)


                               3 September 1997

                SASS Hardware II Contract Management Plan (CMP)



                                   FOREWORD

This Contract Management Plan (CMP) is provided to assist the Contracting Officer (CO), Contracting Officer Representatives (COR) and those Contracting Officers (COs) to whom ordering authority for the SASS Hardware II contracts are delegated. Individuals utilizing the contracts are cautioned not to use this CMP as a substitute for the actual contracts. Particular emphasis should be placed on becoming intimately familiar with the SASS Contract Addenda and the Statement of Work, which are identical for all contracts with exception of minor Contractor specific information.

This version of the CMP contains the Contractor Performance Evaluation Plan
(CPEP) as Section VI as a convenience to the reader. The CMP with the exception of Section VI constitutes Attachment D to the SASS Hardware contracts. The CPEP, Section VI in this plan, constitutes Attachment E to the SASS Hardware II contracts.



                                                                         Page ii

                 SASS Hardware II Contract Management Plan (CMP)

                                    Index

Foreword

                             Section I -- General

1.  Purpose
2.  Reference
3.  Introduction
4.  Applicability
5.  Precedence
6.  Responsibilities
7.  Contract Monitoring
8.  Quarterly Contract Status Review (CSR)
9.  Business process Improvement
      Enclosure I--1, Shipping/Receiving
      Quality Assurance Questionnaire
      Enclosure I--2, Customer Satisfaction
      Survey

                       Section II -- Contract Overview

1.  Description
2.  Contract Use

                        Section III -- Product Tables

1.  General
2.  Policy
3.  Product Table Structure
4.  Product table Maintenance
5.  Product Table Availability

               Section IV -- Delegated Ordering Authority (DOA)

1.  DOA Policy
2.  Submission of Requests for DOA
3.  Purchase Control Number (PCN) procedures
4.  Distribution of orders
    Enclosure IV--1, Request for DOA
    Enclosure IV--2, Sample SF 1449 Reflecting
    Position of PCN


Attachment D                                             Page III

                  SASS Hardware II Contract Management Plan (CMP)

                                      Index

                            Section V -- Competition

1.  Objective.
2.  Identification of Requirements
3.  Competition
4.  Individual order Level Source Selection

           Section VI -- Contractor Performance evaluation Plan (CPEP)

1.  Purpose.
2.  References
3.  Introduction
4.  Responsibilities
5.  Procedures
6.  Maintenance of Completed Evaluations
7.  Release of Information
    Enclosure VI--1, Contractor Performance
    Evaluation Report


Attachment D                                                   Page 1

                SASS Hardware II Contract Management Plan (CMP)

                              Section I - General

1. PURPOSE. To establish policy, responsibilities and procedures for management, administration and use of the Systems Acquisition Support Services (SASS) Hardware II Information Technology (IT) contracts.

2. REFERENCE.

      a. Federal Acquisition Regulation (FAR) and Department of Defense Federal Acquisition Regulation Supplement (DFARS).

      b. SASS Hardware II contracts.

      c. SASS Hardware II Ordering Guide.

3. INTRODUCTION.

      a. General. The SASS Hardware II contracts provide readily available sources for competitive acquisition of a wide range of current and emerging Information Technology (IT) for the DoDIIS and other members of the Intelligence Community to support the following objectives:

              (1) Multiple contract sources for products which meet the DoD Joint Technical Architecture (JTA) and DII COE standards.

              (2) Achieve the economic advantage of competition by offering the SASS Contractors the opportunity to be considered for award of Delivery Orders by review of Product Table prices for requirements under the Small Acquisition Threshold (SAT) and competition, by RFO, of requirements above the SAT.

              (3) Sources for COTS products, which support the objectives and implementation of the Joint Intelligence Virtual Architecture (JIVA).

              (4) Sources for products and technological advances to enhance existing baseline capabilities.

      b. Use of Web Technology. Resource limitations dictate that, to the maximum extent possible, contract operations and support activities be conducted utilizing web technology. Accordingly, contracts and related support documents are available at the following web locations:

      INTELINK: http://delphi.di.ic.gov/proj/dodiis/sass/sass.html

      INTERNET: http://www.dia.mil/vaca/sass/sassii_hw.html

Attachment D                                                              Page 2

                SASS Hardware II Contract Management Plan (CMP)

                              Section I - General

4. APPLICABILITY. This Contract Management Plan (CMP) applies to all contracting organizations granted Delegated Ordering Authority for the SASS Hardware II contracts.

5. PRECEDENCE. Guidance established in the FAR/DFARS shall not be abridged by this CMP. Procurement regulations take precedence over the CMP in any apparent conflict of guidance.

6. RESPONSIBILITIES.

      a. Virginia Contracting Activity. The VaCA has overall responsibility for the SASS Hardware II contracts and will review and approve requests for DOA.

      b. DIA Contracting Officer (CO). The DIA CO is responsible for overall contract oversight, ensuring that ordering authority is delegated in accordance with DIA Chief Information Officer (CIO) and DODIIS policy, issuing Requests for Quotation (RFQ) and Orders for Commercial Items (SF 1449).

      c. Delegated Ordering Authorities (DOA). Contracting organizations to which ordering authority is delegated are responsible for:

              (1) Ensuring compliance with the terms and conditions of the SASS Hardware II contracts, the CMP and the Contractor Performance Evaluation Plan (CPEP).

              (2) Ensuring that supported activities are authorized DoDIIS or Intelligence Community activities.

              (3) Complying with the COA Agreement entered into with the VaCA.

              (4) Fostering competition of requirements directed to the SASS II Hardware contracts among all Contractors within the appropriate RA. This affords contractors an opportunity to be considered for award by review of Product Tables prices (or requirements under the Small Acquisition Threshold
(SAT) and competition of requirements, by RFQ that fall above the SAT.

      d. DIA Contracting Officer Representatives (CORs). CORs are responsible for assisting the CO in the technical review and documentation of requirements, participating as members on the SASS Hardware II Contract Administration Support Team (CAST), and performing other duties set forth in their appointment letters.

Attachment D                                                              Page 3

                SASS Hardware II Contract Management Plan (CMP)

                              Section I - General

      e. SASS Hardware II Contract Administrative Support Team (SASS CAST). SASS CAST membership is made up of Contracting Specialists from the Virginia Contracting Activity (VaCA), CORs from the Directorate for Information Systems and Services Technical Acquisition Staff (DS-AQ) and technicians from the DS Office for Systems (SY). The SASS CAST serves as a central point for day-to-day operations in support of the contracts under the direction of the CO and the DS-AQ Management Team. SASS CAST responsibility includes monitoring and tracking orders issued, maintaining an accurate record of dollars expended against the contracts and assisting in resolution of problems.

      f. Defense Contract Management Command (DCMC). The DCMC is responsible for providing contract administration and close-out or termination services through its contract administrative offices to include:

              (1) Support to fact finding and negotiations.

              (2) Safety and environmental assurance.

              (3) Evaluation of Contractor processes and controls.

              (4) Evaluation of Contractor corrective actions.

              (5) Independent evaluation of Contractor progress.

      g. Defense Finance and Accounting Service (DFAS). The DFAS is designated as the payment office for the contracts.

      h. Joint Contractor/Government Business Process Improvement Team. This team is made up of Contractor and government representatives to (1) address issues common to all of the SASS Contractors; and (2) support and implement web technology to improve the contract business process with a view toward lessening the resources associated with day-to-day operational support activities.

      i. DoDIIS System Integration Management Office (SIMD). The DoDIIS SIMO is responsible for maintaining currency of the DoDIIS Master Site List (Attachment B to the contracts) and for approving additions to the List.

      j. Service, Command and National Center SIMOs. Service, Command and National Center SIMOs are responsible for assisting the DoDIIS SIMO in determining eligibility of DoDIIS Community activities requesting use of the SASS Hardware II contracts.

Attachment D                                                              Page 4

                SASS Hardware II Contract Management Plan (CMP)

                              Section I - General

      k. DoDIIS and Intelligence Community Activities. DoDIIS Community activities that have a requirement to use the SASS Hardware II contracts are responsible for:

              (1) Verifying their eligibility to use the contracts against the DoDIIS Master Site List (Attachment B to the contracts) and their SIMO.

              (2) Ensuring compliance with the terms, conditions and requirements of the SASS Hardware II contracts, the CMP and the CPEP.

7. CONTRACT MONITORING. As a minimum, the COs and the SASS CAST will, in concert with the Contractor, utilize the following mechanisms to monitor contract activities:

      a. Day-to-Day operations. The SASS CAST will serve as the focal point for day-to-day operational contract activities. The resultant communications between the SASS CAST, the Contractors, DOAs and customers will provide the opportunity to jointly resolve issues as they occur.

      b. Contractor's Monthly Reports. Monthly Reports provide extensive data on all aspects of contract activities. This information is paramount to addressing any outstanding issues related to Orders, delivery schedules, billing/invoicing issues and other problems identified by the Contractor. Both Contractor representatives and SASS CAST members will be encouraged to ensure these issues are resolved in the course of daily business activity.

      c. Customer Feedback. Customer feedback is essential to monitoring contract status. The SASS CAST, in coordination with the Contractors, will implement action to obtain specific feedback on shipping/receiving of materials and customer satisfaction. This may be accomplished by the Contractor including a copy of the "Shipping/Receiving Quality Assurance Questionnaire" (Enclosure 1-1) with each shipment or eventually having it accomplished electronically utilizing web technology. Overall customer satisfaction will be assessed by the conduct, on a routine basis, of surveys utilizing the "Customer Satisfaction Survey" form (Enclosure 1-2). Information obtained via this process will be addressed during the quarterly Contract Status Reviews (CSR).

              c. Discrepancy Report System. DS and VaCA management, in concert with the CO, Contractors and the SASS CAST, will implement a Discrepancy Report System utilizing web technology. The system will provide an electronic means for DOAs and customers to submit instantaneous discrepancy information to both the contractor and the SASS CAST. These discrepancies should be resolved through daily activities among the Contractors, customers and

Attachment D                                                              Page 5

                SASS Hardware II Contract Management Plan (CMP)

                              Section I - General

the SASS CAST. Discrepancy reports and corrective action taken will be on the quarterly CSR agenda.

8. QUARTERLY CONTRACT STATUS REVIEW (CSR).

      a. Purpose. The CO will host a quarterly meeting with each Contractor to afford the Contractor's management and the CO the opportunity to jointly review contract status and address/resolve any outstanding issues; and to informally assess the Contractors' performance. The CSR will not supplant day-to-day operational activities but rather foster open communications and a mutual understanding of contract status at the management level. The Contractor will present the CSR with input by the SASS CAST, if appropriate. Contractors will have the opportunity to provide an informal self-assessment of their performance on the contract to date. During this meeting, the CO and the SASS CAST and the Contractor will reach concordance on the Contractor's self-assessment.

      b. Participation. At a minimum, Government and Contractor COs and the SASS CAST will attend each CSR. Issues and priorities may dictate other attendance (e.g., the DIA Chief Information Officer (CIO), other Agency management, DOA representation).

      c. CSR Format/Information to Be Presented.

              (1) A standard briefing/presentation format will be established by the SASS CAST in concert with the Contractors, which will be used for all quarterly CSR. The presentation will, as a minimum, address the following:

                    (a) Ordering Summary (number of orders/value received to date, numbers of orders (and value) shipped, number of orders (and value) on hold with rationale, summary of compliance with delivery dates to include number of orders on which shipping date met/number of orders on which shipping date not met, with rationale).

                    (b) Billing Summary (invoices issued and value, invoices paid and value, outstanding invoices (amount and how long).

                    (c) Review of Customer Survey/Random Surveys.

                    (d) Status of Action on Customer Discrepancy Reports.

                    (e) Issues and Concerns.

                    (f) Self-Assessment.

Attachment D                                                              Page 6

                SASS Hardware II Contract Management Plan (CMP)

                              Section I - General

9. BUSINESS PROCESS IMPROVEMENT.

      a. DS-AQ and VaCA management intends to employ maximum use of electronic and web technology in support of day-to-day operations and communication with Contractors, DoDIIS activities and COs to whom ordering authority is delegated. DS-AQ is charged with the leadership for this effort, in coordination with the Joint Business Process Improvement Team.

      b. Intelink and Internet web technology will be used to:

              (1) Post updates and changes to the Product Tables.

              (2) Request and delegate ordering authority.

              (3) Issue and response to Requests for Quotation (RFQ).

              (4) Monitor Contractor performance information.

              (5) Conduct customer satisfaction surveys.

              (6) Support discrepancy reporting.

              (7) Support Shipping/receiving quality assurance reporting.

              (8) Request and receive Purchase Control Number (PCN).

              (9) Communicate and share general information among the Government activities and the SASS Hardware II Contractors.


2 Enclosures:

1-1, Shipping/Receiving Quality Assurance Questionnaire
1-2, Customer Satisfaction Survey

Attachment D                                                              Page 7


SHIPPING/RECEIVING QUALITY ASSURANCE QUESTIONNAIRE


The Management Plan for this contract requires that the Contractor include this Quality Assurance Questionnaire with each Delivery Order shipment. The completed questionnaire will be used by the Contracting Officer's
Representative to evaluate the Contractor's performance on a regular basis during the contract period. In addition to providing the Government with information on the Contractor's performance, it will provide useful feedback to the Contractor on performance and provide the opportunity to correct problems.

1.  Contract Number:         3. Delivery Order (DO) Number:       5. Delivery Order Date:

2.  Date:                    4. Purchase Control Number (PCN):    6. Required Delivery Date: (Block 10 of DO):


Instructions:

     a.   Respond to the Questions listed below.
     b.   Explain "No" responses in Block 10.
     c.   Provide any comments desired in Block 10.
     c.   Sign and date the Questionnaire in Blocks 12 and 13 respectively.
     d. Fold the questionnaire, tape shut, and mail to the address listed on the reverse side. If you have access to Internet, this form is available online at
          (www.dia.osis.gov/vace/sess/contract_admin.html) and can be completed (it will automatically be E-mailed to the Contract COR).


7.  Were all items listed on the               / /  Yes        / /  No
    Delivery Order received?


8.  Was the shipment received within           / /  Yes        / /  No
    the Required Delivery Date (refer to block 5 above)?

9.  Was there any apparent damage              / /  Yes        / /  No
    upon receipt?

10. Comments:










11. Name/Title of Receiving Official               12. Signature:                       13. Date:




                         Customer Satisfaction Survey

     The Management Plan for this contract requires that the Government evaluate the contractor's performance on a regular basis during the contract period. One performance rating area on which the contractor is evaluated is Customer (End User) Satisfaction. This performance rating area reflects the satisfaction of and users with the products provided by the contractor with emphasis on completeness of shipments; whether products were operable when unpacked; how well discrepancies were resolved; and quality of warranty maintenance. Data on which to perform this evaluation is being obtained through the use of this Customer Satisfaction Survey. In addition to providing the Government with information on the contractor's performance, it will provide useful feedback to the contractor on performance and provide the opportunity to correct problems.

----------------------------------------------------------------------------
1.  Contract Number:           2.  Date:             3.  Contract Title:
                                                         SASS Hardware II
----------------------------------------------------------------------------
4. Instructions: a. Respond to the Questions listed below; b. Provide any comments desired in block 6: c. Sign and date the Questionnaire in Blocks 8 and 9 respectively; and d. Fold the questionnaire and forward to the contract COR in the envelope provided. If you have access to internet, this form is available on line at (www.die.osis.gov/vaca/sass/contract_admin.html) and can be completed (it will automatically be E-mailed to the contract COR).
----------------------------------------------------------------------------
5a. How many orders have you placed against the contract in the past year?
----------------------------------------------------------------------------
5b. Did the contractor ship the items listed on the delivery order?
                                                        / / Yes  / / No
----------------------------------------------------------------------------
5c. What is your level of satisfaction with the contractor's resolution of order discrepancies?

There were no discrepancies reported to the contractor...../ /

    Never resolved in a timely manner.../ / (1)   Usually resolved in a timely manner........./ / (3)
    Rarely resolved in a timely manner../ / (2)   Always resolved in a timely manner........../ / (4)

----------------------------------------------------------------------------
5d. To what extent were the items ordered operable when unpacked?

    Less than 80 percent of the time.../ / (0)    90-94 percent of the time.................../ / (3)
    60-84 percent of the time........../ / (1)    95 + percent of the time..................../ / (4)
    85-89 percent of the time........../ / (2)

----------------------------------------------------------------------------
5e. Were warranty repairs, if any, resolved in a timely manner?
    There were no warranty repair calls placed...../ /

    Never resolved in a timely manner.../ / (1)   Usually resolved in a timely manner........./ / (3)
    Rarely resolved in a timely manner../ / (2)   Always resolved in a timely manner........../ / (4)

----------------------------------------------------------------------------
5f. If warranty repairs ere required, to what extent were you satisfied with the quality of repair?

    Never............/ / (1)      Usually........./ / (3)
    Rarely.........../ / (2)      Always........../ / (4)

----------------------------------------------------------------------------
5g. What is your level of satisfaction with the contractor's overall service?

    Very Dissatisfied......./ / (1)         Satisfied................/ / (3)
    Dissatisfied............/ / (2)         Extremely Satisfied....../ / (4)

----------------------------------------------------------------------------
6.  Comments:







----------------------------------------------------------------------------
7.  Name/Title/Organization   8.  Signature            Date:






----------------------------------------------------------------------------

                          SASS Hardware II Contract Management Plan (CMP)

                             Section II -- Contract Overview

1. DESCRIPTION. The SASS Hardware II contracts are Indefinite Delivery Requirements Contracts which provide multiple sources for Commercial Off-the-Shelf (COTS) IT products in the Requirement Areas described shown in Table II-1 below.

                            Table II-1, Contract Overview
------------------------------------------------------------------------------
Requirements Area                          Description
     (RA)
------------------------------------------------------------------------------
UNIX-based Systems          Servers, Workstations, Portable Workstations,
                            X-Terminals, Monitors, Operating Systems and
                            Enhancement/Expansion Components
------------------------------------------------------------------------------
Specialized Systems         Low-End/Mid-Range Systems, High-End Servers,
                            Database Servers and Scientific/ Processing
                            Servers.
------------------------------------------------------------------------------
PC-based Systems            Servers, Workstations, Portable Computers,
                            Monitors, Operations Systems, and
                            Enhancement/Expansion Components
------------------------------------------------------------------------------
Peripherals                 Scanner Hardware and Software, Jukeboxes and
                            Carousels, RAID Systems; Image, Laser, Ink-Jet,
                            Thermal Transfer and Special Purpose Printers;
                            Multifunction Devices; Facsimile Devices;
                            Multimedia Collaborative Environment;
                            Projection systems; Power Protection Units;
                            Transport Cases; Digital Cameras; Network
                            Enhancement Devices; and Assistive Devices
------------------------------------------------------------------------------
Communications              ATM/SONET Devices, Routers, Bridges And Brouters,
Components                  Hubs, Modems, Tranceivers, Repeaters, Multiplexors,
                            Concentrators, Network Interface Devices and
                            Interconnect Controllers
------------------------------------------------------------------------------
TEMPEST IT                  TEMPEST and Zoned Systems And Peripherals
------------------------------------------------------------------------------


3. CONTRACT USE

     a. Use of the contracts is mandatory for DIA users, but optional for all others. "Mandatory use" involves FAR/DFARS provisions, legally binding agreements and conditions entered into by DIA as party to the contract.

    b. Multiple contracts have been awarded in each of the RA, Requirements will be competed among Contractors within each RA to achieve the economic benefits. Table II-2 below identifies each RA, the contract numbers, Contractors' name and addresses that will be afforded the opportunity to compete within the RA.

Attachment D                                                         Page 8

                  SASS Hardware II Contract Management Plan (CMP)

                         Section II - Contract Overview

-------------------------------------------------------------------------------
                Table II-2, SASS Requirements Area Hardware Contractors
-------------------------------------------------------------------------------
Requirements                                                        Contract
Area  (RA)      Contract Number           Contractor                 Length
-------------------------------------------------------------------------------
               MDA908-97-D-0012  Sun Microsystems Federal, Inc.  5 Years (1
UNIX-Based     MDA908-97-D-0013  BTG, Inc.                       base year and
Systems        MDA908-97-D-0014  Sysorex Information Systems,    4 1-year
                                 Inc.                            options)
               MDA908-97-D-0015  Digital Equipment Corporation
-------------------------------------------------------------------------------
               MDA908-97-D-0025  Cordant, Inc.                   5 Years (1
Specialized    MDA908-97-D-0026  Sun Microsystems Federal, Inc.  base year and
Systems        MDA908-97-D-0027  BTG, Inc.                       4 1-year
               MDA908-97-D-0028  Digital Equipment Corporation   options)
-------------------------------------------------------------------------------
               MDA908-97-D-0016  Dunn Computer Corporation
               MDA908-97-D-0017  Dynamic Decision, Inc.          2 Years (1
PC-Based       MDA908-97-D-0018  Cordant, Inc.                   base year and
Systems        MDA908-97-D-0019  BTG, Inc.                       1 1-year
               MDA908-97-D-0020  Sysorex Information Systems,    option)
                                 Inc.
               MDA908-97-D-0021  Digital Equipment Corporation
-------------------------------------------------------------------------------
               MDA908-97-D-0022  Cordant, Inc.                   2 Years (1
Peripherals    MDA908-97-D-0023  BTG, Inc.                       base year and
               MDA908-97-D-0024  Sysorex Information Systems,    1 1-year
                                 Inc.                            option)
-------------------------------------------------------------------------------
               MDA908-97-D-0004  Sylvest Management Systems
Communi-                         Components                      5 Years (1
Cations        MDA908-97-D-0005  Sysorex Information Systems,    base year and
Components                       Inc.                            4 1-year
               MDA908-97-D-0006  BTG, Inc.                       options)
               MDA908-97-D-0007  Cordant, Inc.
               MDA908-97-D-0008  Sytel, Inc.
-------------------------------------------------------------------------------
               MDA908-97-D-0009  NAI Technologies, Systems       5 Years (1
TEMPEST                          Division                        base year and
Information    MDA908-97-D-0010  Candes Systems, Inc.            4 1-year
Technology     MDA908-97-D-0011  Wang Federal, Inc.              options)
-------------------------------------------------------------------------------

Attachment D                                                             Page 9

          SASS Hardware II Contract Management Plan (CMP)

                   Section III - Product Tables

1. GENERAL. Among the major objectives of the SASS Hardware II contract was the capability for the Government to readily acquire emerging COTS IT products as they become available in the marketplace. The contracts require Contractors to update their Product Tables to add new and emerging COTS technology and to ensure that those products are within the contract scope.

2. POLICY.

   a. Advance Government approval of Product Table changes is not required. All products contained on the Product Tables must be within the scope of the Contract Statement of Work. Certification that products meet the mandatory specifications set forth in the contracts is required.

   b. Products offered in response to an RFQ must appear on the Contractors Product Table with published price. In the event a Contractor must add a product to the Product Table or desires to reduce a price on an existing product on his/her Product Table in order to respond to an RFQ, the Product Table must reflect the change before a response to an RFQ will be accepted by the government.

   c. COs may not issue an Order for Commercial Items (SF1449) against the SASS Hardware II contracts unless the products are listed on the Contractor's published Product Tables.

3. PRODUCT TABLE STRUCTURE. The Product Table for each contract is arranged by category based on the major Contract Line Item Numbers (CLINs) defined in the Statement of Work (SOW). In order to simplify ordering, a mapping between contract CLINs set forth in the SF 1449 (Solicitation/Contract/Order for Commercial Items) and the Product Table have been established. For example, to order a Low-End Server from the UNIX-Based System RA, the contract CLIN would be 0001. The Contractors' Product Table CLINs range from 0100-0199.

4. PRODUCT TABLE MAINTENANCE. Contractors must post product changes to their Internet web site and that they provide the VaCa CO the updates within five
(5) days of making them available on their Internet Product Table. The VaCA web site provides "hotlinks" to each Contractor's Home Page for the Product Tables. The Government will post changes to Product Tables on the classified INTELINK web site. There is the possibility of a time lag of 5-8 days between the time that Contractors post Product Table changes on their Internet web site and the time the changes are posted on the INTELINK web site. Initially, Contractors are required to provide hard copy Product Tables changes where products added to facilitate responding to an RFQ. The SASS CAST will work with the Contractors to improve the electronic posting, distribution and filing of Product Table changes with the objective of "near real time" posting and dissemination.

          SASS Hardware II Contract Management Plan (CMP)

                   Section III - Product Tables

5. PRODUCT TABLE AVAILABILITY. The size of the individual Product Tables coupled with the frequency of updates and number of contracts dictate that the Product Tables be managed, distributed and used electronically. Product Tables can be accessed through on the Internet and INTELINK web sites. Individual SASS Contractors may provide their Products Tables to their customers in hard copy.

               SASS Hardware II Contract Management Plan (CMP)

               Section IV - Delegated Ordering Authority (DOA)


1.  DOA POLICY.

    a. DOA for the SASS Hardware II contracts will be delegated to fulfill IT requirements that are in accordance with the stated contract purpose and objectives (refer to paragraphs 1 and 2 of the Statement of Work, Attachment A to the contracts and the DoDIIS Master Site List, Attachment B to the contracts).

    b. DOA will be granted only for the entire suite of SASS Hardware II contracts and not by individual RA.

    c. Activities/sites to which ordering authority for the SASS Hardware I contracts (MDA908-92-D-1511, 1512 and 1513) was delegated will be initially granted SASS Hardware II ordering authority.

    d. New requests for DOA will be granted subject to agreement to comply with the terms and conditions set forth in this CMP (Attachment D to the contracts) and those stipulated in the DOA Agreement.

    e. Ordering authority will be revoked by the Virginia Contracting Activity (VaCA) if it is determined that any of the terms and conditions set forth in this CMP and/or those stipulated in the DOA Agreement are violated.

    f. All Orders for Commercial Items (SF 1449) issued by a DOA must contain a Purchase Control Number (PCN) issued by the SASS CAST. Contractors may not accept an Order issued by a DOA if that Order is not annotated with a PCN issued by the SASS CAST.

    g. PCNs will not be issued for the purpose of issuing an RFQ to the Contractors within a RA. PCNs will be issued only when the CO has made an award determination.

    h. Upon receipt of an Order, Contractors must validate the PCN with the SASS CAST prior to fulfilling the Order.

    i. Only contracting organizations with DOA may issue Orders against the contracts.

2.  SUBMISSION OF REQUESTS FOR DOA.

    a. DOA will be requested from the VaCA by completing, signing and submitting the Request for Delegated Ordering Authority enclosure IV-1. The chief of the contracting organization must sign the request or an official designated to sign for him/her.

Attachment D                                                             Page 12

               SASS Hardware II Contract Management Plan (CMP)

               Section IV - Delegated Ordering Authority (DOA)


    b.   The VaCA will review and approve requests for DOA in writing.

    c. Contracting organizations granted DOA for support of DoDIIS and designed Intelligence Community activities will be posted on the VaCA SASS web site on Internet and the DoDIIS Intelink web site. Individual contracts will not be amended to reflect DOA.

3.  PURCHASE CONTROL NUMBER (PCN) PROCEDURES.

    a. General. All orders for Commercial Items (SF 1449) issued by a DOA must be annotated with a VaCA issued unique identifier. The PCN provides an administrative mechanism through which the SASS CAST can be assured of maintaining the current status of all Orders is issued against each contract. The SASS CAST will also use PCNs to monitor and track contract use, assist in resolution of problems and maintain an accurate record of dollars expended.

    b. PCN Structure. PCNs will be composed of an alphanumeric identifier made up of a RA identifier, a Contractor identifier and a one-up sequence number, the combination of which provides a unique identifier. Table IV-1 below depicts RA and Contractor Identifiers.

Table IV-1, RA and Contractor Identifiers

RA Identifiers                         Contractor Identifiers
-----------------------------------    --------------------------------------
RA                              ID     Contractor                         ID
-----------------------------  ----    --------------------------------- ----
UNIX-Based Systems              UX     BTG, Inc.                          BTG
Specialized Systems             SS     Candes Systems, Inc.               CAN
OC-Based Systems                PC     Cordant, Inc.                      COR
Peripherals                     PS     Digital Equipment Corporation      DEC
Communications Components       CC     Dunn Computer Corporation          DUN
TEMPEST IT                      TS     Dynamic Decisions, Inc.            DDI
                                       NAI Technologies                   NAI
                                       Sun Microsystems Federal, Inc.     SUN
                                       Sysorex Information Systems, Inc.  SYS
                                       Sylvest, Inc.                      SYL
                                       Sytel, Inc.                        SYT
                                       Wang Federal, Inc.                 WAN


An example of an alphanumeric PCN is shown in Table IV-2 below:

Table IV-2, Example PCN

Explanation                                            PCN
-----------------------------------------------------  ------------------------
First Order Issued by a DOA to Dunn Computer            PC-DUN-0001
Corporation within the PC-Based Systems Requirement
Area


Attachment D                                                             Page 13

               SASS Hardware II Contract Management Plan (CMP)

               Section IV - Delegated Ordering Authority (DOA)


    c.   Procedure for Obtaining and Using PCNs.

              (1) PCNs will be requested from the SASS CAST at the point that an Order for Commercial Items (SF 1449) is ready for the CO's signature. A
PCN will not be used in conjunction with an RFQ nor issued in advance.

              (2)  A request for PCN will include the following:

                   (a) Identification of the contracting organization and CO signing the Order (organizational element, CO's name, address, voice and facsimile telephone numbers).

                   (b) Identification of the technical point of contact for the requirement (organizational element, point of contact's name, address, voice and facsimile telephone numbers).

                   (c) The SASS Hardware II Contractor and contract number to which the Order is being issued.

                   (d)  Order number.

                   (e)  Dollar amount of the Order.

         (e) Until the PCN "request and issue process" is automated, requests for PCN may be made by telephone, facsimile machine, message, or e-mail to the SASS CAST at the addresses shown in table IV-3. The SASS CAST, on a priority basis utilizing web technology, will automate this process.

Table IV-3, Addresses For Obtaining PCN

Telephonically
------------------------------------------------------------------------------
Facsimile                              Commercial: (202 231-8923/24
                                       DSN Prefix: 428
----------------------------------     ---------------------------------------
Message                                DIA WASH DC//DS-AQ//
----------------------------------     ---------------------------------------
E-Mail (INTELINK)                      See list of contract POCs@dia.ic.gov
----------------------------------     ---------------------------------------
E-Mail (Internet)                      See list of contract POCs@dia.ic.gov
------------------------------------------------------------------------------

         (c) Placement of PCNs on Orders (SF 1449). PCNs must be clearly annotated in Block 9, Order for Commercial Items (SF 1449) as shown in the example at enclosure IV-2.


Attachment D                                                             Page 14

               SASS Hardware II Contract Management Plan (CMP)

               Section IV - Delegated Ordering Authority (DOA)


4. DISTRIBUTION OF ORDERS. Each Order issued against the SASS Hardware II contracts by DOAs will be forwarded via facsimile to:

                   Defense Intelligence Agency
                   Attn:  DS-AQ/SASS CAST
                   Washington, DC 20301

                 Facsimile: Commercial (202) 231-8924/8923
                            DSN           428-8924 or 8923


2 Enclosures
IV-1, Request for Delegated Ordering Authority
IV-2, Sample SF 1449 (Order for Commercial Items) reflecting position of PCN









Attachment D                                                             Page 15

REQUEST FOR DELEGATED ORDERING AUTHORITY                 DATE:
       SASS Hardware II Contracts

1. FROM: (Contracting Organization)    2. TO:                                      3. CONTRACT NUMBER(S):

                                       Defense Intelligence Agency                 All SASS Hardware II Contracts
                                       Attn: Technical Acquisition Staff (DS-AQ)     (See block 6a)
                                             SASS HARDWARE II Administration Team
                                       Bldg 6000
                                       Washington, DC 20340

                                         FAX: (202) 231-8923 or 8924 (DSN = 428)

4a. END USER:                          4b. END USER / / IS / / IS NOT AN AUTHORIZED DoDIIS ACTIVITY
    (Organization and Mailing Address)

                                       4c. END USER POC (Name, Grade & Office Symbol):

                                       4d. COMMERCIAL TEL:                         4e. DSN TEL:

                                       4f. COMMERCIAL FAX:                         4g. DSN FAX:

5a. TECHNICAL POC: (Name & Grade)      5b. ORGANIZATION and Mailing                5c. TEL:
                                           Address

                                                                                   5d. FAX:


6a. This Contracting Organization requests Delegated Ordering Authority (DOA) for the complete set of SASS Hardware II contracts:

     CONTRACT                                          REQUIREMENTS AREA
     --------                                          -----------------
MDA908-97-D-0012, 0013, 0014, and 0015                 UNIX-based Systems
MDA908-97-D-0025, 0026, 0027, and 0028                 Specialized Systems
MDA908-97-D-0016, 0017, 0018, 0019, 0020, and 0021     PC-based Systems
MDA908-97-D-0022, 0023, and 0024                       Peripherals
MDA908-97-D-0004, 0005, 0006, 0007, and 0008           Communications Components
MDA908-97-D-009, 0010, and 0011                        Tempest Equipment

6b. I certify that terms and requirements of the contracts, the associated
    Contract Management Plan (CMP), and Contractor Performance Evaluation Plan
    (CPEP) will be complied with fully. This includes, but is not limited to, the following:

    (1) Ensure that each contractor will be provided the opportunity to compete.

    (2) Use of Purchase Control Numbers (PCNs).

    (3) Evaluate contractor performance.

    (4) Ensure that Orders are within the scope of the contract.

    (5) Ensure that the acquisitions will not be made for non-authorized end users.

7a. CHIEF, CONTRACTING ORGANIZATION:        7b. SIGNATURE:       7c. DATE:
    (Name & Grade)
                                                                 7d. COMM TEL:
                                                                    dsn:

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS
 OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24 & 30

   1.  REQUISITION NUMBER

-----------------------------------------------------------------------------
       PAGE 1 OF

-----------------------------------------------------------------------------
   2.  CONTRACT NO.
       MDA908-87-D-00xx
-----------------------------------------------------------------------------
   3.  AWARD EFFECTIVE DATE

-----------------------------------------------------------------------------
   4.  ORDER NUMBER

-----------------------------------------------------------------------------
   5.  SOLICITATION NUMBER

-----------------------------------------------------------------------------
   6.  SOLICITATION ISSUE DATE

-----------------------------------------------------------------------------
   7.  FOR SOLICITATION INFORMATION CALL:
-----------------------------------------------------------------------------
   a.  NAME

-----------------------------------------------------------------------------
   b.  TELEPHONE NUMBER (No collect calls)

-----------------------------------------------------------------------------
   8.  OFFER DUE DATE/LOCAL TIME

-----------------------------------------------------------------------------
   9.  ISSUED BY                                         CODE (HHO402)
                                                             ----------------


__________________________

PCN: _____________________
-----------------------------------------------------------------------------
  10.  THIS ACQUISITION IS

       / /  UNRESTRICTED
       / /  SET ASIDE     % FOR
            / / SMALL BUSINESS
            / / SMALL DISADV BUS.
            / / 6(a)

SIC: 3571
SIZE STANDARD    500 EMP
----------------------------------------------------------------------------
  11.  DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED. SEE ADDENDUM A.

----------------------------------------------------------------------------
  12.  DISCOUNT TERMS

----------------------------------------------------------------------------
  13a. / /  THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)
----------------------------------------------------------------------------
  13B. RATING
----------------------------------------------------------------------------
  14.  METHOD OF SOLICITATION

       / /  RFO          / /  IFB          / /  RFP
----------------------------------------------------------------------------
  15.  DELIVER TO                                        CODE /            /
                                                             ---------------
       To be specified on each Delivery Order

----------------------------------------------------------------------------
  16.  ADMINISTERED BY                                   CODE /  (CODE)    /
                                                             ---------------
       (See contract award SF 1449 for correct info)

----------------------------------------------------------------------------
  17a. CONTRACTOR/OFFEROR    CODE   / 0012514 /   FACILITY CODE  /         /
                                    ----------                   -----------
       (fill in contractor info)

       TELEPHONE NO (Phone)
----------------------------------------------------------------------------
/ /  17b.   CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER

----------------------------------------------------------------------------
  18a. PAYMENT WILL BE MADE BY                           CODE /  (CODE)    /
                                                             ---------------
       (See contract award SF 1449 for correct info)

----------------------------------------------------------------------------
  18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 16a UNLESS BLOCK BELOW IS
       CHECKED

       / /  SEE ADDENDUM
----------------------------------------------------------------------------
  19.                  20.                   21.     22.      23.       24.
ITEM NO.  SCHEDULE OF SUPPLIES/SERVICES   QUANTITY  UNIT  UNIT PRICE  AMOUNT


          (see attached)


          (Attach Additional Sheets as Necessary)
----------------------------------------------------------------------------
  25.  ACCOUNTING AND APPROPRIATING DATA

----------------------------------------------------------------------------
  26.  TOTAL AWARD AMOUNT (For Govt. use only)

----------------------------------------------------------------------------
  27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4.
       FAR 52.212-3 AND 52.212-5 ARE ATTACHED.

       ADDENDA  / /  ARE  / /  ARE NOT ATTACHED
----------------------------------------------------------------------------
  27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4.
       FAR 52.212-5 IS ATTACHED.

       ADDENDA  / /  ARE  /X/  ARE NOT ATTACHED
----------------------------------------------------------------------------
  28.  CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN   2
                                                                --
       COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER
 /X/ ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.
----------------------------------------------------------------------------
  29. AWARD OF CONTRACT REFERENCE _________ OFFER DATED ___________________ YOUR OFFER ON SOLICITATION (BLOCK 5),
 / / INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS
----------------------------------------------------------------------------
  30a. SIGNATURE OF OFFEROR/CONTRACTOR

----------------------------------------------------------------------------
  30b.  NAME AND TITLE OF SIGNER (TYPE OR PRINT)

----------------------------------------------------------------------------
  30c.  DATE SIGNED

----------------------------------------------------------------------------
  31a.  UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)

----------------------------------------------------------------------------
  31b.  NAME OF CONTRACTING OFFICER (TYPE OR PRINT)

----------------------------------------------------------------------------
  31c.  DATE SIGNED

----------------------------------------------------------------------------
  32a.  QUANTITY IN COLUMN 21 HAS BEEN

        / /  RECEIVED   / /  INSPECTED   / /  ACCEPTED, AND CONFORMS TO THE
                                              CONTRACT, EXCEPT AS NOTED
----------------------------------------------------------------------------
  32b.  SIGNATURE OF AUTHORIZED GOVT. REPRESENTATIVE

----------------------------------------------------------------------------
  32c.  DATE

----------------------------------------------------------------------------
  33.  SHOP NUMBER

----------------------------------------------------------------------------
       / /  PARTIAL     / / FINAL
----------------------------------------------------------------------------
  34.  VOUCHER NUMBER

----------------------------------------------------------------------------
  35.  ACCOUNT VERIFIED CORRECT FOR

----------------------------------------------------------------------------
  36.  PAYMENT

       / /  COMPLETE     / /  PARTIAL     / /  FINAL
----------------------------------------------------------------------------
  37.  CHECK NUMBER

----------------------------------------------------------------------------
  38.  S/R ACCOUNT NUMBER

----------------------------------------------------------------------------
  39.  S/R VOUCHER NUMBER

----------------------------------------------------------------------------


----------------------------------------------------------------------------
  41a. CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT

----------------------------------------------------------------------------
  41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER

----------------------------------------------------------------------------
  41c. DATE

----------------------------------------------------------------------------
  42a. RECEIVED BY

----------------------------------------------------------------------------
  42b. RECEIVED AT (LOCATION)

----------------------------------------------------------------------------
  42c. DATE REC'D (YYMMDD)

----------------------------------------------------------------------------
  42d. TOTAL CONTAINERS

----------------------------------------------------------------------------
AUTHORIZED FOR LOCAL REPRODUCTION                 STANDARD FORM 1449 (10-95)
Complex Generated                      Presented by GSA -FAR (48CFR) 5321
----------------------------------------------------------------------------

                 SASS HARDWARE II CONTRACT MANAGEMENT PLAN (CMP)

                             SECTION V - COMPETITION

1. OBJECTIVE. A major objective of the SASS Hardware II contracts is to achieve the economic benefits of continuing competition. All SASS Hardware II Contractors will be afforded THE OPPORTUNITY TO BE CONSIDERED FOR AWARD OF DELIVERY ORDERS BY REVIEW OF PUBLISHED PRODUCT TABLES FOR REQUIREMENTS UNDER THE SMALL ACQUISITION THRESHOLD (SAT) AND COMPETITION, BY RFQ, OF REQUIREMENTS FALLING ABOVE THE SAT.

2.  IDENTIFICATION OF REQUIREMENTS

      a. GENERAL. Competition of requirements at the Order level among the Contractors within each RA dictate that IT requirements be identified in terms of:

             (1) REQUIREMENTS AREA (RA).

                  UNIX-Based System.
                  PC-Based System
                  Specialized System

             PERIPHERALS
                  TEMPEST IT
                  Communications Components

     (2) FUNCTIONALITY. The Contract for each RA identifies Requirements by Functionality and Contract Line Item Number(s) (CLIN). For example, within the PC-Based Systems RA, CLIN 0001 is identified by "3000 PC Servers (PC-Based Systems)". CLIN 0001 further identifies Servers as "Low End, Mid-Range" and "High End" and provides the minimum requirement which must be met by specific products offered under each CLIN by the SASS Hardware II Contractors in their Product Tables.

      (3) WARRANTY AND MAINTENANCE REQUIREMENTS. The SASS Hardware II contracts were awarded as "commercial Item" contracts as defined by the Federal Acquisition Regulation (FAR), Part 12. Accordingly, warranty and maintenance terms and conditions may differ vastly among the contracts within an RA. Best value determinations in evaluating responses to RFQs should consider warranty and maintenance terms and conditions as well as warranty periods. RFQs should include the Government's Warranty and Maintenance Requirements.

     (4) YEAR 2000 (Y2K) COMPLIANCE REQUIREMENTS. There are products in the marketplace, which are not yet Y2K compliant. Because Y2K compliance is a Government mandate, the SASS Contractors are required to depict in their Product Tables whether Y2K compliance is applicable to each listed product and whether or not that product is certified as Y2K compliant. It should not just be assumed that ALL products listed in the Product Tables are Y2K compliant. There may be those

                 SASS HARDWARE II CONTRACT MANAGEMENT PLAN (CMP)

                             SECTION V - COMPETITION

rare occasions when an operational intelligence support requirement can only be satisfied by a product is which not Y2K compliant. Because Contractors can offer products that may not be Y2K compliant in response to a RFQ. RFQs must include the Government's Y2K compliance requirements.

     b. SPECIFIC PRODUCT REQUIREMENTS. There will be cases when requirements are for specific products:

         (1) COMMON OPERATING ENVIRONMENT (COE). Previously awarded contracts and dedicated efforts to achieve a level of standardization in the products supporting military intelligence Community overall, and intrinsic to achievement of system migration goals have resulted in formation of product specific COE support lists. Many of these products are identified in the Baseline Inventory Document, which is Attachment C to the contracts. There may be cases where infusion of products other than what is already operational within a COE is not in the best interests of the Government (e.g., negatively impacts interoperability, compatibility and systems integration). IN THESE CASES, ACQUISITION AUTHORITIES SHOULD GIVE EVERY CONSIDERATION TO COMPETING THE REQUIREMENT IF IT IS FELT THAT THE CONTRACTORS WITHIN A RA MAY BE ABLE TO OFFER THE SPECIFIC PRODUCT OR INCLUDE IT IN THEIR PRODUCT TABLES.

         (2) GOVERNMENT MANDATE. There are cases where use of specific products is mandated. For example, use of specific computer operating systems has been mandated for selected DoD programs. However, this mandate should not be construed to mean the requirement must be solicited sole source because:

         (a) There may be more than one hardware platform that meets the minimum mandatory requirements of the Contract Statement of Work and supports the mandated operating system.

         (b) There may be more than one Contractor within an RA that can offer a hardware platform that meets the minimum mandatory requirements of the RFQ and supports the mandated operating system.

Consideration will be given to COI/COE concerns, principles of standardization and interoperability, compatibility and integration, while, at the same time, striving for cost efficiencies achieved from competition. To the maximum extent possible, COs should AFFORD EACH CONTRACTOR WITHIN A GIVEN RA EQUAL OPPORTUNITY TO BE CONSIDERED FOR AWARD.

         (c) USE OF ORDERING GUIDE (OG). The SASS Hardware II OG provides expanded guidance on identifying and processing requirements for competitive acquisition. Anyone anticipating use of the SASS Hardware II contracts should consult OG prior to processing a requirement for competitive acquisition.

                 SASS HARDWARE II CONTRACT MANAGEMENT PLAN (CMP)

                             SECTION V - COMPETITION

3.  COMPETITION

     a. GENERAL. In the initial phases of contract implementation, all requirements regardless of dollar value will be completed among Contractors within the appropriate RA. This will provide the Contractors the opportunity to gain a better understanding of the Government's overall requirements and adjust their Product Tables accordingly. As contract use evolves and automation technologies make Product Table comparison more efficient, it is anticipated that COs will make use of automated technology to make comparative analysis of the Product Tables of Contractors within a RA as opposed to issuing and RFQ. This will reduce the administrative burden and expense to both the Government and Contractors in issuance and response to RFQs.

     b. REQUIREMENTS BELOW THE SIMPLIFIED ACQUISITION THRESHOLD (SAT). COS ARE STRONGLY ENCOURAGED TO exercise their management and decision prerogatives on DO requirements falling below the SAT by comparing each Contractor's Product Tables for source selection rather than issuing an RFQ to each of the Contractors within a RA. Comparative use of the Product Tables constitutes affording each Contractor the opportunity to be considered for award as required by the FAR.

     c. REQUIREMENTS ABOVE THE SAT. ALL REQUIREMENTS ABOVE THE SAT SHALL BE COMPETED. THIS GUIDANCE IS NOT APPLICABLE TO "DIRECTED" ORDERS AS DEFINED BY LOCAL CONTRACTING ACTIVITY PROCEDURES.

     d. REQUIREMENTS FOR PRODUCTS NOT ON PRODUCT TABLES. Rapidly emerging and evolving technology may occasionally result in products and or functionality being available in the market place but not yet on the Contractor's Product Tables. In instances where required products do not appear on a Contractor's Product Table, the requirement should be competed among all of the Contractors within the RA. This is because the Contractors have the opportunity to update their Product Tables prior to responding to an RFQ affording the Government the benefit of competition.

     e. REQUIREMENTS FOR BUNDLED SYSTEMS. STRONG CONSIDERATION SHOULD BE GIVEN TO COMPETING REQUIREMENTS FOR BUNDLED SYSTEMS AMONG ALL CONTRACTORS WITHIN THE APPLICABLE RA IF THE CO FEELS THAT BETTER PRICING CAN BE ACHIEVED OR THAT THE GOVERNMENT'S REQUIREMENT CAN BEST BE FILLED AFFORDING ALL CONTRACTORS THE OPPORTUNITY TO OFFER A SOLUTION TO A PARTICULAR IT REQUIREMENT.

4. INDIVIDUAL ORDER LEVEL SOURCE SELECTION. Award of Orders should be based on a "best value" determination that addresses, as a minimum, the following:

     a.  CAPABILITY TO COMPLY WITH ORDER SPECIFIC REQUIREMENTS.
Consideration should be given to whether or not the Contractor's response to an RFQ meets the

                 SASS HARDWARE II CONTRACT MANAGEMENT PLAN (CMP)

                             SECTION V - COMPETITION

specific requirements CONTAINED IN THE RFQ such as Y2K compliance, stated system configuration, warranty, capability to meet expedited requirement, etc.

     b. PAST PERFORMANCE. The SASS Hardware II Contractors have a history of favorable past performance, which was a factor for contract award. However, as the contracts are used, information on each Contractor's performance under the SASS II contracts will be collected and made available in accordance with the CPEP. COs, when making a best value determination, may use a Contractor's performance on the SASS contracts themselves as an evaluative factor in source selection at the Order level.

     c. WARRANTY. Warranty terms and conditions vary among the contracts. Items of consideration include when warranty commences (upon delivery, installation, etc.), length of the warranty period, whether it is on-site or depot, etc.

     d.  PRICE.

                SASS HARDWARE II CONTRACT MANAGEMENT PLAN (CMP)

           SECTION VI - CONTRACTOR PERFORMANCE EVALUATION PLAN (CPEP)

1. PURPOSE. The purpose of this Contractor Performance Evaluation Plan (CPEP) is to establish responsibility and procedures for evaluating the performance of the Systems Acquisition and Support Services (SASS) Hardware II Contractors.

2. REFERENCE.

    a. Federal Acquisition Regulation (FAR) 42, Subpart 42.15, Contractor Performance Information.

    b. Systems Acquisition and Support Services (SASS) Hardware II Contracts.

INTRODUCTION.

    a. General. Past performance was the major criteria used by the Government in making the SASS Hardware II contract awards with the belief that past performance is a major indicator of future performance. Contractor performance will continue to be a factor in award of Orders against the contracts.

    b. Importance of Communications. Quality service and products are the goals of both the Government and the Contractors. Open and frank communication between the two parties is paramount to attainment of this goal and will provide opportunities to proactively address problem areas, identify successful areas to sustain, and identify business process improvements. Continuous, well documented discussion and resolution of any problem areas will lessen the burden on Government personnel preparing performance evaluation reports, as well as lessen the chances that the results of the evaluation are unexpected by the Contractors.

    c. Use of Performance Information. All aspects of each SASS Contractor's performance will be evaluated with a view toward using the results as (1) a source of past performance information in making a best value determination for issuance of Orders against the contracts; (2) an evaluative factor in the Government's consideration of contract option renewal; and (3) a source of information from which to respond to requests from other Government agencies for past performance information.

    d. Collection of Performance Information. Performance evaluation will be a continuing process based on open communication between the Contractor, COs, SASS CAST and customers. Information will be derived from day-to-day operational activities; Monthly Reports; Customer Satisfaction and/or Random Surveys; the Discrepancy Reporting System; Quarterly Contract Status Review (CSR) and the Contractor's self-assessment; and feedback provided by contracting organizations holding a DOA. Every effort will be made to ensure that all information is shares between the Government and the Contractor.

Attachment D                                                             Page 20

                SASS HARDWARE II CONTRACT MANAGEMENT PLAN (CMP)

           SECTION VI - CONTRACTOR PERFORMANCE EVALUATION PLAN (CPEP)

    d. Frequency of Evaluation. Continuous communications and performance measurement during execution of the contract will provide information necessary for completing formal annual performance evaluations. Results of the quarterly status update meeting which centers on the Contractor's activities during the previous quarter are critical not only to effective contract management and administration, but, just as importantly, it reflects the Contractor's performance. During the CRS, Contractors will provide an informal performance self-assessment at which time the Contractor and Government will reach concordance in the assessment. It is reasonable to expect that if the Contractor performs consistently, and the Government and the Contractor are in concordance with the quarterly informal performance assessment, then this will be reflected in the formal annual Contractor Performance Evaluation Report (CPER), a copy of which is at enclosure VI-1. Because the annual interim reports reflect performance over the life of the contract to date, the last interim report will serve as the final CPER.

4. RESPONSIBILITIES.

    a. Contracting Officer (CO). The CO is responsible for:

        (1) Oversight of the Contractor performance evaluation process.

        (2) Completion of the CPERs and providing it to the Contractor for comments.

        (3) Obtaining higher level review of the Contractor's performance evaluation in the event the Contractor and the CO are unable to agree upon a rating.

    b. Delegated Ordering Authorities (DOA). Contracting organizations to which ordering authority has been delegated is responsible for:

        (1) Providing feedback on Contractor performance.

        (2) Completion and submission of an informal CPER.

        (3) Conducting/completing random Customer Satisfaction Surveys and reporting the results to the VaCA.

        (4) Ensuring Shipping/Receiving Quality Assurance Questionnaires are completed for each Delivery Order.

        (5) Maintaining continuous performance measurement files on each contract, to include correspondence with the Contractors, minutes of meetings, discrepancy reports and closure, Customer Satisfaction Surveys, and Shipping/Receiving Quality Assurance Questionnaires.

Attachment D                                                             Page 21

                SASS HARDWARE II CONTRACT MANAGEMENT PLAN (CMP)

           SECTION VI - CONTRACTOR PERFORMANCE EVALUATION PLAN (CPEP)

    c. SASS Contract Administration Support Team (SASS CAST). The SASS CAST is responsible for:

        (1) Maintaining continuous performance measurement files on each contract, to include correspondence with the Contractors, minutes of meetings, discrepancy reports and closure, Customer Satisfaction Surveys, and Shipping/Receiving Quality Assurance Questionnaires.

        (2) Interfacing with DOAs to obtain required Contractor performance evaluation information.

        (3) Monitoring the evaluation process keeping the CO and Contractors apprised of any information, which adversely affects the evaluation process.

        (4) Assisting the CO in preparation of the annual CPER.

        (5) Scheduling and coordinating attendance/agenda for Quarterly Contract Status Update meeting and providing copies of the briefing to DOAs.

        (6) Making available to DOA COs electronic forms required for Contractor evaluation.

    d. Contractor. The Contractor is responsible for:

        (1) Providing continuous feedback to the COs and the CORs through the conduct of normal business with the Government.

        (2) Reporting and assisting in resolution of problems surfaced during execution of the contract.

        (3) Presenting a quarterly Contract Status Review (CSR).

        (4) Participating in regular meetings with the CO/CORs and Customers to proactively address problem areas, identify successful areas to sustain, and identify business process improvements.

        (5) Following up delivery orders with periodic Customer Satisfaction Surveys and reporting results at the quarterly CSRs.

Attachment D                                                             Page 22

                SASS HARDWARE II CONTRACT MANAGEMENT PLAN (CMP)

           SECTION VI - CONTRACTOR PERFORMANCE EVALUATION PLAN (CPEP)

        (6) Reviewing the CPER.

           (1) Sign and return the CPER within ten (10) days of receipt from the CO acknowledging receipt and review. If the Contractor fails to sign the CPER, the CO may annotate the report and finalize the evaluation.

           (b) Submit comments, rebuttal or additional information, if any, with the signed CPER.

5. PROCEDURES.

    a. Quarterly Contractor Self-Assessment. The last item of the Contractor's standard presentation for the CSR will be a self-assessment that affords the opportunity for the Contractors to informally rate themselves against the performance rating areas identified in the contract. The rating definitions and guidelines contained in the CPER (Enclosure VI-1) will be used for this self-assessment utilizing the following presentation format:

              Quarterly Self Assessment - (Contractor Name), (date)
--------------------------------------------------------------------------------
Rating Area                     Rating                   Comment/Rationale
--------------------------------------------------------------------------------
Quality

--------------------------------------------------------------------------------
Timeliness

--------------------------------------------------------------------------------
Business Relations

--------------------------------------------------------------------------------
Customer
Satisfaction
--------------------------------------------------------------------------------

Once the rating is presented, Contractors will have an opportunity to substantiate his rating. Subsequent discussion will be directed towards attainment of Government and Contractor concordance in this informal assessment. Given the fact that all information regarding the Contractor's performance is known by the Government and all information available is shares by both parties, reaching concordance should not be difficult. There should be no surprises during this process.

    b. DOA Assessment of Contractor Performance.

        (1) In additional to providing information on a routine basis via the methods described above, COs to whom ordering authority has been delegated will be request to provide a periodic informal assessment of each Contractors performance utilizing the CPER.

Attachment D                                                             Page 23

                SASS HARDWARE II CONTRACT MANAGEMENT PLAN (CMP)

           SECTION VI - CONTRACTOR PERFORMANCE EVALUATION PLAN (CPEP)

        (2) DOAs will be (a) provided copies of slides used in the quarterly CSR (which will include the Contractor's self-assessment); and (b) afforded the opportunity to comment.

    c. Annual Contractor Performance Evaluation Report.

        (1) Utilizing the information acquired via the mechanisms and processes described above, the CO will, in coordination with the SASS CAST and the Contractor, prepare the annual CPER in accordance with this CPEP and the contract. The CPER will be provided to the Contractor for review and signature not later than 30 April of each year.

        (2) The Contractor will be given five (5) work days to review, sign and return the completed CPER.

        (3) In the event the Contractor submits a CPER rebuttal and an agreement cannot be reached between the Contractor and the CO, the CO will raise the issue to the next highest management level within the VaCA. The VaCA will provide the Contractor with a written decision within fifteen (15) workdays from receipt of the Contractor's CPER rebuttal.

6. MAINTENANCE OF COMPLETED EVALUATIONS. Completed CPERs will be maintained in the contract file. The VaCA will establish a central repository for all CPERs. DIA's objective is to make as much of this information as possible available via Internet, with restrictions on access as appropriate. Interim evaluations will be retained for the duration of the contract and will be included with the final evaluation in the file.

7. RELEASE OF INFORMATION. The completed evaluation will not be released to other than Government personnel and the contractor whose performance is being evaluated during the period the information is being used to provide source selection information.

Enclosure:

VI-1, Contractor Performance Evaluation Report

Attachment D                                                             Page 24